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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     January 14, 2002


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    333-59424                    51-0331454
-----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
-----------------------------------------------------------------------------
-
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

ITEM 5.  OTHER EVENTS

On December 17, 2001 the Pooling and Servicing Agreement for the MBNA Master Credit Card Trust II, dated as of August 4, 1994, between MBNA America Bank, National Association, as Seller and Servicer and The Bank of New York, as Trustee, was amended by the Sixth Amendment to the Pooling and Servicing Agreement, dated as of December 17, 2001.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS
The following are filed as Exhibits to this Report under Exhibit 4:

4.1 Sixth Admendment to the Pooling and Servicing Agreement, dated as of December 17, 2001, among MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

The following are filed as Exhibits to this Report under Exhibit 20:



20.1. Series 1995-A Certificateholders' Statement for the month ended December 31, 2001.

20.2. Series 1995-C Certificateholders' Statement for the month ended December 31, 2001.

20.3. Series 1995-E Certificateholders' Statement for the month ended December 31, 2001.

20.4. Series 1995-J Certificateholders' Statement for the month ended December 31, 2001.

20.5. Series 1996-A Certificateholders' Statement for the month ended December 31, 2001.

20.6. Series 1996-B Certificateholders' Statement for the month ended December 31, 2001.

20.7. Series 1996-E Certificateholders' Statement for the month ended December 31, 2001.

20.8. Series 1996-G Certificateholders' Statement for the month ended December 31, 2001.

20.9. Series 1996-J Certificateholders' Statement for the month ended December 31, 2001.

20.10. Series 1996-K Certificateholders' Statement for the month ended December 31, 2001.

20.11. Series 1996-M Certificateholders' Statement for the month ended December 31, 2001.

20.12. Series 1997-B Certificateholders' Statement for the month ended December 31, 2001.

20.13. Series 1997-C Certificateholders' Statement for the month ended December 31, 2001.

20.14. Series 1997-E Certificateholders' Statement for the month ended December 31, 2001.

20.15. Series 1997-F Certificateholders' Statement for the month ended December 31, 2001.

20.16. Series 1997-I Certificateholders' Statement for the month ended December 31, 2001.

20.17. Series 1997-J Certificateholders' Statement for the month ended December 31, 2001.

20.18. Series 1997-K Certificateholders' Statement for the month ended December 31, 2001.

20.19. Series 1997-M Certificateholders' Statement for the month ended December 31, 2001.

20.20. Series 1998-A Certificateholders' Statement for the month ended December 31, 2001.

20.21. Series 1998-C Certificateholders' Statement for the month ended December 31, 2001.

20.22. Series 1998-D Certificateholders' Statement for the month ended December 31, 2001.

20.23. Series 1998-E Certificateholders' Statement for the month ended December 31, 2001.

20.24. Series 1998-F Certificateholders' Statement for the month ended December 31, 2001.

20.25. Series 1998-G Certificateholders' Statement for the month ended December 31, 2001.


20.26. Series 1998-J Certificateholders' Statement for the month ended December 31, 2001.

20.27. Series 1999-A Certificateholders' Statement for the month ended December 31, 2001.

20.28. Series 1999-B Certificateholders' Statement for the month ended December 31, 2001.

20.29. Series 1999-D Certificateholders' Statement for the month ended December 31, 2001.

20.30. Series 1999-E Certificateholders' Statement for the month ended December 31, 2001.

20.31. Series 1999-G Certificateholders' Statement for the month ended December 31, 2001.

20.32. Series 1999-H Certificateholders' Statement for the month ended December 31, 2001.

20.33. Series 1999-I Certificateholders' Statement for the month ended December 31, 2001.

20.34. Series 1999-J Certificateholders' Statement for the month ended December 31, 2001.

20.35. Series 1999-L Certificateholders' Statement for the month ended December 31, 2001.

20.36. Series 1999-M Certificateholders' Statement for the month ended December 31, 2001.

20.37. Series 2000-A Certificateholders' Statement for the month ended December 31, 2001.

20.38. Series 2000-B Certificateholders' Statement for the month ended December 31, 2001.

20.39. Series 2000-C Certificateholders' Statement for the month ended December 31, 2001.

20.40. Series 2000-D Certificateholders' Statement for the month ended December 31, 2001.

20.41. Series 2000-E Certificateholders' Statement for the month ended December 31, 2001.

20.42. Series 2000-F Certificateholders' Statement for the month ended December 31, 2001.

20.43. Series 2000-G Certificateholders' Statement for the month ended December 31, 2001.

20.44. Series 2000-H Certificateholders' Statement for the month ended December 31, 2001.

20.45. Series 2000-I Certificateholders' Statement for the month ended December 31, 2001.

20.46. Series 2000-K Certificateholders' Statement for the month ended December 31, 2001.

20.47. Series 2000-L Certificateholders' Statement for the month ended December 31, 2001.

20.48. Series 2001-A Certificateholders' Statement for the month ended December 31, 2001.

20.49. Series 2001-B Certificateholders' Statement for the month ended December 31, 2001.








                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     January 14, 2002


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                    By:         /s/Christopher Harris
                                   ----------------------------------
                                    Name:   Christopher Harris
                                    Title:  First Vice President